FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 18, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 12, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among General Growth Properties, Inc. (“Holdings”), GGP Limited Partnership (the “Partnership”), GGPLP L.L.C. (the “Company”; Holdings, the Partnership and the Company being referred to herein, collectively, as the “Borrowers”), the Lenders parties thereto, Banc of America Securities LLC, Credit Suisse First Boston, Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as joint advisors, joint arrangers and joint bookrunners, Bank of America, N.A. and Credit Suisse First Boston, as syndication agents, Eurohypo AG, New York Branch, as documentation agent, Lehman Commercial Paper Inc., as Tranche B administrative agent (in such capacity, the “Tranche B Administrative Agent”), and Wachovia Bank, National Association, as general administrative agent, (in such capacity, the “General Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders (such term and other capitalized terms used in these recitals being used with the definitions given to such terms in Section 1 hereof) and the Agents are parties to the Credit Agreement;

WHEREAS, the New Pro Rata Lenders wish to become parties to the Credit Agreement and to acquire Revolving Credit Commitments, Revolving Credit Loans and Tranche A Term Loans from the Initial Pro Rata Lenders; and

WHEREAS, the Lenders are willing to agree to certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings:

“Amendment Effective Date”: as defined in Section 5 hereof.

“Initial Pro Rata Lender”: as defined in Section 3 hereof.

“New Pro Rata Lender”: as defined in Section 3 hereof.

2. Pricing Amendment. On the Amendment Effective Date, the definition of Applicable Margin set forth in Section 1.1 of the Credit Agreement will be amended, with retroactive effect to the Closing Date, such that the Applicable Margin with respect to the Tranche B Term Loans will be 1.25% (in the case of Base Rate Loans) and 2.25% (in the case of Eurodollar Loans).

3. Syndication.

(a) On the Amendment Effective Date, the Lenders listed as Initial Pro Rata Lenders on the signature pages hereto (each, an “Initial Pro Rata Lender”) will sell and assign to each Lender listed as a New Pro Rata Lender on a signature page hereto executed and delivered by such Lender and confirmed by the General Administrative Agent (each, a “New Pro Rata Lender”), and each New Pro Rata Lender will purchase and assume from the Initial Pro Rata Lenders, (i) a Revolving Credit Commitment in the amount set forth opposite such Lender’s name on such Lender’s signature page hereto opposite the caption “Revolving Credit Commitment”, (ii) such New Pro Rata Lender’s Revolving Credit Percentage (determined after giving effect to the assumption by the New Pro Rata Lenders of the Revolving Credit Commitments assumed by them pursuant to the foregoing clause (i)) of all Revolving Credit Loans outstanding on the Amendment Effective Date, and (iii) a Tranche A Term Loan in the principal amount set forth opposite such Lender’s name on such Lender’s signature page hereto opposite the caption “Tranche A Term Loan”. Each such sale and assignment by the Initial Pro Rata Lenders shall be made by the Initial Pro Rata Lenders in equal shares among them and shall be deemed to have been consummated pursuant to Section 10.6(c) of the Credit Agreement; provided, that no Assignment and Acceptance shall be executed to effect such transaction and no registration and processing fee shall be payable pursuant to Section 10.6(e) in connection with such transactions. Interest on the Loans purchased by each New Pro Rata Lender pursuant hereto shall accrue for the benefit of the Initial Pro Rata Lenders from the Closing Date to the date upon which such New Pro Rata Lender’s purchase of such Loans is effective pursuant to paragraph (b) below, and from and after such date such interest shall accrue for the benefit of such New Pro Rata Lender.

(b) In consideration of the sale and assignment effected pursuant to the foregoing paragraph (a), on the Amendment Effective Date, each New Pro Rata Lender will pay to the General Administrative Agent, in immediately available funds, an amount equal to 100% of the outstanding principal amount of the Tranche A Term Loan being purchased by such New Pro Rata Lender plus 100% of such New Pro Rata Lender’s Revolving Credit Percentage (determined after giving effect to the assumption by the New Pro Rata Lenders of the Revolving Credit Commitments assumed by them pursuant to clause (i) of the foregoing paragraph (a)) of the aggregate principal amount of all Revolving Credit Loans outstanding on the Amendment Effective Date, and such sale and assignment to each New Pro Rata Lender will be effective upon such payment by such New Pro Rata Lender. The General Administrative Agent will distribute to each Initial Pro Rata Lender such Lender’s ratable share of the payments received by the General Administrative Agent pursuant to this paragraph (b).

(c) Each Initial Pro Rata Lender (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that such Initial Pro Rata Lender has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party, any of its Subsidiaries or any other obligor or the performance or observance by any Loan Party, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

(d) Each New Pro Rata Lender (i) represents and warrants that it is legally authorized to enter into this Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements described in Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon any Initial Pro Rata Lender, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. From and after the Amendment Effective Date, each New Pro Rata Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.

4. Representations and Warranties. Holdings and the Partnership hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement. Holdings and the Partnership represent and warrant that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the General Administrative Agent shall have received this Amendment executed and delivered by the Borrowers, each Initial Pro Rata Lender, each New Pro Rata Lender, and Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder and each Tranche B Term Loan Lender.

5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or any Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GENERAL GROWTH PROPERTIES, INC.

By: /s/ Bernard Freibaum

Name: Bernard Freibaum Title: Vice President

GGP LIMITED PARTNERSHIP

By: General Growth Properties, Inc., its general partner

By: /s/ Bernard Freibaum

Name: Bernard Freibaum Title: Vice President

GGPLP L.L.C.

By: GGP Limited Partnership, its managing member

By: General Growth Properties, Inc., its general partner

By: /s/ Bernard Freibaum

Name: Bernard Freibaum Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as General Administrative Agent

By: /s/ David Hoagland

Name: David Hoagland Title: Director

BANK OF AMERICA, N.A., as an Initial Pro Rata Lender

By: /s/ Michael Edwards

Name: Michael Edwards Title: Managing Director

CREDIT SUISSE FIRST BOSTON, as an Initial Pro Rata Lender

By: /s/ Bill O’Daly

Name: Bill O’Daly Title: Director

By: /s/ Cassandra Droogan

Name: Cassandra Droogan Title: Associate

LEHMAN COMMERCIAL PAPER INC., as an Initial Pro Rata Lender

By: /s/ Francis X. Gilhool

Name: Francis X. Gilhool Title: Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Initial Pro Rata Lender

By: /s/ Charles B. Edmondson

Name: Charles B. Edmondson Title: Vice President

EUROHYPO AG, NEW YORK BRANCH, as a Lender

By: /s/ Ben J. Marciano

Name: Ben J. Marciano Title: Managing Director

By: /s/ Stephen Cox

Name: Stephen Cox Title: Vice President

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

SOCIETE GENERALE, as a Lender

By: /s/ Jeffrey C. Schultz

Name: Jeffrey C. Schultz Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ David A. Buck

Name: David A. Buck Title: Senior Vice President

COMMERZBANK AG, as a Lender

By:
Name:
Title:

By:
Name:
Title:

CITICORP NORTH AMERICA, INC., as a Lender

By: /s/ David Boutou

Name: David Boutou Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

ING REAL ESTATE FINANCE (USA) LLC, as a Lender

By: /s/ Michael Shields

Name: Michael Shields Title: Vice President

MERRILL LYNCH BANK USA, as a Lender

By: /s/ Louis Alder

Name: Louis Alder Title: Director

MORGAN STANLEY BANK, as a Lender

By: /s/ Daniel Twenge

Name: Daniel Twenge Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Megan McBride

Name: Megan McBride Title: Senior Vice President

New Pro Rata Lender signature page to
the Amendment dated as of November 18, 2004 to the
GENERAL GROWTH PROPERTIES, INC.
Amended and Restated Credit Agreement

, as a

New Pro Rata Lender

By:
Name:
Title:

By:
Name:
Title:

Revolving Credit Commitment: $

Tranche A Term Loan: $

Confirmed:

WACHOVIA BANK, NATIONAL ASSOCIATION, as General Administrative Agent

By:
Name:
Title: